Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Procedures Related to the Grant of Certain Equity Awards
The Company has established processes designed to ensure that the timing of any option grants and other similar awards to executive officers is not influenced by material nonpublic information (“MNPI”). Grants are generally made shortly after the issuance of an earnings release and the furnishing or filing of a Current Report on Form
8-K,
or the filing of a Quarterly Report on Form
10-Q
or an Annual Report on Form
10-K,
regardless of any upcoming announcements or events that could impact the Company’s share price.
The Compensation Committee does not take MNPI into account when determining the timing and terms of option awards. Further, the Company has not timed the disclosure of MNPI to affect the value of executive compensation.
The Company did not grant any stock options to the NEOs in fiscal year 2025 during the period from four business days before to one business day after the filing of the Company’s Annual Report on Form
10-K,
the Company’s Quarterly Report on Form
10-Q,
or the Company’s Current Report on Form
8-K
that disclosed MNPI

Award Timing Method	The Compensation Committee does not take MNPI into account when determining the timing and terms of option awards. Further, the Company has not timed the disclosure of MNPI to affect the value of executive compensation.
Award Timing Predetermined	false
MNPI Disclosure Timed for Compensation Value	false